SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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☐	Soliciting Material Pursuant to Sec. 240.14a-12

The Gabelli Equity Trust Inc.

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THE GABELLI EQUITY TRUST INC.
One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 11, 2026

To the Stockholders of
THE GABELLI EQUITY TRUST INC.
Notice is hereby given that the Annual Meeting of Stockholders of The Gabelli Equity Trust Inc., a Maryland corporation (the “Fund”), will be held on Monday, May 11, 2026, at 9:00 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 (the “Meeting”), and at any adjournments or postponements thereof for the following purposes:
1.
To elect four (4) Directors of the Fund, three (3) Directors to be elected by the holders of the Fund’s common stock and holders of its Series G Cumulative Preferred Stock, 5.00% Series H Cumulative Preferred Stock, 5.00% Series K Cumulative Preferred Stock, 4.25% Series M Cumulative Preferred Stock, and 5.20% Series Q Cumulative Preferred Stock (together, “Preferred Stock”), voting together as a single class, and one (1) Director to be elected by the holders of the Fund’s Preferred Stock, voting as a separate class; and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments or postponements thereof.
These items are discussed in greater detail in the attached Proxy Statement.
The close of business on March 12, 2026, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ENCOURAGE YOU TO VOTE YOUR PROXY IN ADVANCE OF THE MEETING, EVEN IF YOU PLAN TO ATTEND THE MEETING. STOCKHOLDERS MAY AUTHORIZE THEIR PROXY BY TELEPHONE OR THE INTERNET. ALTERNATIVELY, STOCKHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

April 1, 2026	PETER GOLDSTEIN Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to properly sign your proxy card.
1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.
3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp., John Doe, Treasurer
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp., Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor
	Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING
Instructions for authorizing your proxy to vote your shares by telephone or Internet are included with the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI EQUITY TRUST INC.

ANNUAL MEETING OF STOCKHOLDERS
May 11, 2026

PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Equity Trust Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders of the Fund to be held on Monday, May 11, 2026, at 9:00 a.m., ET, at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut, 06830 (the “Meeting”), and at any adjournments or postponements thereof. A Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about April 1, 2026.
In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, Internet, or in person. In addition, the Fund has retained Morrow Sodali LLC to assist in the solicitation of proxies for an estimated fee of $1,050 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Notice of Internet Availability of Proxy Materials and/or Proxy Statement and its enclosures. If requested, the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.
The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2025, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.
If the proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any stockholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares or by submitting a letter of revocation or a later dated proxy to the Fund at the above address prior to the date of the Meeting.
A “quorum” is required in order to transact business at the Meeting. A quorum of stockholders is constituted by the presence or representation by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the Meeting may be adjourned by an individual appointed by the Board to be the chairperson of the Meeting (or in their absence, a person designated pursuant to the By-Laws to act as chairperson of the Meeting). Alternatively, the chairperson of the Meeting may, in their discretion, submit the question of adjournment to a vote of stockholders. Any such adjournment on which the stockholders vote will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy (or a majority of votes cast if a quorum is present). If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. If a quorum is present, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. The chairperson of the Meeting may adjourn any meeting of stockholders from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified. The Fund may set a subsequent record date and give notice of it to stockholders, in which case the meeting may be held not more than

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120 days beyond the subsequent record date. The Fund may postpone or cancel a meeting of stockholders and, if it does, the Fund will make a public announcement of such postponement or cancellation prior to the meeting. The postponed meeting may not be held more than 120 days after the initial record date.
The close of business on March 12, 2026, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments thereof.
The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (“Common Stock”), and preferred stock consisting of (i) Series G Cumulative Preferred Stock (“Series G Preferred”), (ii) 5.00% Series H Cumulative Preferred Stock (“Series H Preferred”), (iii) 5.00% Series K Cumulative Preferred Stock (“Series K Preferred”), (iv) 4.25% Series M Cumulative Preferred Stock (“Series M Preferred”), and (v) 5.20% Series Q Cumulative Preferred Stock (“Series N Preferred”), each having a par value of $0.001 per share (collectively, “Preferred Stock”). The holders of the Common Stock and Preferred Stock are each entitled to one vote on each matter to properly come before the Meeting for each full share held. See “Additional Information— Maryland Control Share Acquisition Act” for a discussion of the ability of holders of Common Shares and Preferred Shares that are “control shares” to vote such shares. On the record date, there were 311,196,702 shares of Common Stock, 2,392,242 shares of Series G Preferred, 3,780,097 shares of Series H Preferred, 3,622,220 shares of Series K Preferred, 685,500 shares of Series M Preferred, and 3,653,922 shares of Series Q Preferred outstanding.

Name and Address of Beneficial Owner	Title of Class	Amount of Shares and Nature of Ownership	Percent of Class
Kenneth Edlow New York, NY 10028	Preferred	1,600,000	11.3%
Knights of Columbus Asset Advisors P.O. Box 1670 New Haven, CT 06507-0901	Preferred	800,000	5.7%
GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580-1422	Preferred	786,500*	5.6%

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Stock.
*
The shares reported are comprised of 167,500 shares of Series Q Preferred owned directly by Mario J. Gabelli; 40,000 shares of Series M Preferred and 500,000 owned by GAMCO Investors, Inc. (GAMCO), of which Mr. Gabelli is the Chairman, Chief Executive Officer, and controlling shareholder; 29,000 shares of Series G Preferred and 20,000 shares of Series M Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; and 30,000 shares of Series M Preferred owned by Gabelli Foundation Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

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SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders
Election of Directors	Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors: Laura Linehan Anthonie C. van Ekris, and Salvatore J. Zizza
Common and Preferred Stockholders, voting together as a single class, vote to elect three Directors:
Laura Linehan
Anthonie C. van Ekris, and
Salvatore J. Zizza
Preferred Stockholders, voting as a separate class, vote to elect one Director:
Frank J. Fahrenkopf, Jr.

Other Business	Common and Preferred Stockholders, voting together as a single class

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PROPOSAL: TO ELECT FOUR (4) DIRECTORS OF THE FUND
Nominees for the Board of Directors
The Board consists of twelve Directors, nine of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Laura Linehan, Salvatore J. Zizza, Anthonie C. van Ekris and Frank J. Fahrenkopf, Jr. have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2029 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Mario J. Gabelli and Salvatore J. Zizza have been Directors since the July 14, 1986 organizational meeting of the Fund, James P. Conn became a Director of the Fund on May 15, 1989, Frank J. Fahrenkopf, Jr. became a Director of the Fund on May 11, 1998, William F. Heitmann became a Director of the Fund on August 15, 2012, Michael J. Ferrantino became a Director of the Fund on February 22, 2017, Elizabeth C. Bogan, Leslie F. Foley, and Agnes Mullady became Directors of the Fund on March 25, 2021, Laura Linehan became a Director of the Fund on November 9, 2022, Eileen Cheigh Nakamura became a Director of the Fund on February 13, 2025, and Anthonie C. van Ekris became a Director of the Fund on February 11, 2026. All of the Directors of the Fund, with the exception of Laura Linehan, are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or, its affiliates serve as investment adviser. The classes of Directors are indicated below:
Nominees to Serve Until 2029 Annual Meeting of Stockholders
Laura Linehan
Anthonie C. van Ekris
Salvatore J. Zizza
Frank J. Fahrenkopf, Jr.
Directors Serving Until 2028 Annual Meeting of Stockholders
Mario J. Gabelli
Leslie F. Foley
William F. Heitmann
Eileen Cheigh Nakamura
Directors Serving Until 2027 Annual Meeting of Stockholders
Elizabeth C. Bogan
James P. Conn
Michael J. Ferrantino
Agnes Mullady
Under the Fund’s By-Laws, other than in a Contested Election (as defined in the Fund’s By-Laws), the affirmative vote of a majority of the shares present at the Meeting shall be required to elect the nominated Directors for the specified term.
Under the Fund’s Articles of Incorporation, Articles Supplementary, and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock become in arrears for two full years and until all arrearages are eliminated. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Conn and Fahrenkopf are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Mr. Conn’s term as Director is scheduled to expire at the Fund’s 2027 Annual Meeting of Stockholders. Therefore, he is not standing for election at this Meeting. A quorum of the Preferred Stockholders must be present or represented by proxy at the Meeting in order for the proposal to elect Mr. Fahrenkopf, Jr. to be considered.
Unless instructions are provided to the contrary, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he or she has consented to

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serve as a Director if elected at the Meeting. If, however, a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s governing documents.
Information about Directors and Officers
Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), three of whom are nominated for re-election to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations, and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex(3) Overseen by Director
INTERESTED DIRECTORS/NOMINEE(4):
Mario J. Gabelli Chairman and Chief Investment Officer 1942	Since 1986**
Chairman, Co-Chief Executive
Officer, and Chief Investment
Officer-Value Portfolios of GAMCO
Investors, Inc. and Chief Investment
Officer - Value Portfolios of Gabelli
Funds, LLC and GAMCO Asset
Management Inc.; Director/Trustee
or Chief Investment Officer of other
registered investment companies
within the Gabelli Fund Complex;
Chief Executive Officer of GGCP,
Inc.; Executive Chair of Associated
Capital Group, Inc.

Director of Morgan Group
Holding Co. (holding company)
(2001-2019); Chairman of the
Board and Chief Executive
Officer of LICT Corp.
(multimedia and communication services company); Director
of CIBL, Inc. (broadcasting
and wireless communications);
Director of ICTC Group Inc. (communications) (2013-2018)
				30(9)
Laura Linehan Director 1968	Since 2022*	Private Investor	—	1
Agnes Mullady Director 1958	Since 2021***	Senior Vice President of GAMCO Investors, Inc. (2008-2019); Executive Vice President of Associated Capital Group, Inc. (November 2016-2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010-2019); Vice President of Gabelli Funds, LLC (2006-2019); Chief Executive Officer of G.distributors, LLC (2011-2019); and an officer of all of the Gabelli/ GAMCO/Teton Funds (2006-2019)	GAMCO Investors, Inc.	17
INDEPENDENT DIRECTORS/NOMINEES(5):
Elizabeth C. Bogan Director 1944	Since 2021***	Former Senior Lecturer in Economics at Princeton University	—	12
James P. Conn(6) Director 1938	Since 1989***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (1992-1998)	—	23
Frank J. Fahrenkopf, Jr.(6)(7) Director 1939	Since 1998*	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)	11

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Name, Position(s), Address(1) and Year of Birth	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex(3) Overseen by Director
Michael J. Ferrantino Director 1971	Since 2017***	Chief Executive Officer of InterEx Inc.	Co-CEO of LGL Group (diversified manufacturing); CEO and Director of M-tron Industries, Inc. (aerospace and defense manufacturing)	10
Leslie F. Foley(7) Director 1968	Since 2021**	Attorney, serves on the Board of the Addison Gallery of American Art at Phillips Academy Andover; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—	19
William F. Heitmann Director 1949	Since 2012**	Managing Director and Senior Advisor of Perlmutter Investment Company (real estate); Senior Vice President of Finance, Verizon Communications, and President, Verizon Investment Management (1971-2011)	Director and Audit Committee Chair of Syncreon (contract logistics provider) (2011-2019)	3
Eileen Cheigh Nakamura Director 1969	Since 2025**	Vice President / Business Assessment Lead, Pfizer, Inc. (2018 — January 2025)	—	4
Anthonie C. van Ekris* Director 1934	Since February 2026*	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—	22
Salvatore J. Zizza(7) Director 1945	Since 1986*	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.	38

OFFICERS:

Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years
John C. Ball President, Treasurer, and Principal Financial and Accounting Officer 1976	Since 2017
Senior Vice President of GAMCO Investors, Inc.; President and Chief Operating Officer of Gabelli Funds, LLC; Chief Executive Officer of G. Distributors, LLC; Officer of registered investment companies within the Gabelli Fund Complex

Peter Goldstein Secretary and Vice President 1953	Since 2020
Chief Legal Officer, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013
Carter W. Austin Vice President 1966	Since 2000	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of Gabelli Funds, LLC

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Name, Position(s) Address(1) and Year of Birth	Term of Office and Length of Time Served(8)	Principal Occupation(s) During Past Five Years
Laurissa M. Martire Vice President and Ombudsman 1976	Since 2025	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) of GAMCO Investors, Inc.
David I. Schachter Vice President 1953	Since 2013	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2015) of G.research, LLC

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)
The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.

(3)
The “Fund Complex” or the “Gabelli Fund Complex” includes all the U.S. registered investment companies that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

(4)
“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser. Ms. Mullady is considered to be an “interested person” of the Fund because of her direct or indirect beneficial interest in the Fund’s Adviser and due to a previous business or professional relationship with the Fund and the Adviser. Ms. Linehan is considered to be an “interested person” of the Fund due to a previous business or professional relationship with the Fund and the Adviser.

(5)
Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors. None of the Independent Directors (with the possible exceptions as described in this proxy statement) nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2025.

(6)	Director/Nominee elected solely by holders of the Fund’s Preferred Stock.
(7)
Mr. Fahrenkopf and his daughter, Ms. Foley, serve as directors of other funds in the Gabelli Fund Complex as well as this Fund. Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

(8)
Includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is duly elected and qualified.

(9)
As of December 31, 2025, there are a total of 52 registered investment companies in the Fund Complex. Of the 52 registered investment companies, Mr. Gabelli serves as a director or trustee for 30 funds, sole portfolio manager of 6 funds, and part of the portfolio management team of 14 funds.

*	Nominee to serve, if elected, until the Fund’s 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.
**	Term continues until the Fund’s 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.
***	Term continues until the Fund’s 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.
The Board believes that each Director’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel, and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained in large part through the Director’s business, consulting, or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Fund Complex, public companies, non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his or her duties effectively also has been enhanced by education, professional training, and other experience.
Interested Directors/Nominee
Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. He serves in the same capacities for other funds in the Fund Complex. Mr. Gabelli is Chairman, Co-Chief Executive Officer, and Chief Investment Officer of Value Portfolios of GAMCO Investors, Inc. (“GAMI”), an OTC-listed asset manager and financial services company. He is the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMI. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, a director and the controlling shareholder of GGCP, Inc. (“GGCP”), a private company that holds a majority interest in GAMI, and the Chair of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is Executive Chair of

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Associated Capital Group, Inc., a public company that provides alternative management and institutional research services and is a majority-owned subsidiary of GGCP. Mr. Gabelli has served as Chair of LICT Corporation (“LICT”), a public company engaged in broadband transport and other communications services, since 2004 and has been the CEO of LICT since December 2010. He has also served as a director of CIBL, Inc. (“CIBL”), a public holding company that was spun-off from LICT in 2007, since 2007 and as Executive Chair since February 2020. He served as the Chair of Morgan Group Holding Co., a public holding company, from 2001 to October 2019 and as the CEO from 2001 to November 2012. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a trustee of Boston College and Roger Williams University. He serves as a director of the Winston Churchill Foundation, The E.L. Wiegand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is Chair of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, MBA from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.
Laura Linehan. Ms Linehan joined GAMCO in May 1995 from Smith Barney’s Investment Banking Division, as a research analyst covering the Broadcast and Publishing sectors. Ms. Linehan was named a co-Portfolio manager of the sub-advised TETON Westwood Mighty Mites Fund in 1998 and was subsequently promoted to Director of Research in 1999. Ms. Linehan later served as a consultant to the fund until 2018. Ms. Linehan received her MBA from the Wharton School of Business and BA from Lehigh University.
Agnes Mullady. Ms. Mullady was an officer of registered investment companies within the Fund Complex from 2006 until 2019, President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC from 2010 until 2019, Chief Executive Officer of G.distributors, LLC from 2011 until 2019, Senior Vice President of GAMCO Investors, Inc. (“GAMI”) from 2008 until 2019, Vice President of Gabelli Funds, LLC from 2006 until 2019, and Executive Vice President of Associated Capital Group, Inc. from 2016 until 2019. Prior to joining GAMI in December 2005, Ms. Mullady was a Senior Vice President at U.S. Trust Company and Treasurer and Chief Financial Officer of the Excelsior Funds from 2004 through 2005. Ms. Mullady received her MBA degree in Finance from New York Institute of Technology and her BA in Accounting from Queens College.
Independent Directors/Nominees
Elizabeth C. Bogan, Ph.D. Dr. Bogan was formerly Senior Lecturer in Economics at Princeton University from 1992 until 2020. She was formerly Chair of the Economics and Finance Department, Fairleigh Dickinson University, and a member of the Executive Committee for the College of Business Administration. Dr. Bogan serves on committees for other funds in the Fund Complex. She received her Bachelor’s degree in Economics from Wellesley College, an M.A. degree in Quantitative Economics from the University of New Hampshire, and a Ph.D. degree in Economics from Columbia University.
James P. Conn. Mr. Conn is the Lead Independent Director of the Fund, a member of the Fund’s Audit Committee, and a member of the Fund’s ad hoc Proxy Voting Committee. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He was a senior business executive of Transamerica Corp., an insurance holding company, for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead director and/or chair of various committees. He received his Bachelor’s degree in Business Administration from Santa Clara University.
Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely-viewed Presidential debates during the quadrennial election cycle. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is Chairman of the Fund’s Nominating Committee, a member of the Fund’s ad hoc Pricing Committee, and serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational,

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foreign, and domestic clients. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For over 30 years, Mr. Fahrenkopf has served on the Board of First Republic Bank and as Chairman of the Corporate Governance and Nominating Committee and as a member of the Compensation Committee. He also serves as a member of the Board of Eldorado Resorts, Inc., which owns and operates 19 casinos in 10 states. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.
Michael J. Ferrantino. Mr. Ferrantino is the Chief Executive Officer of InterEx Inc., a full-service exhibit company that specializes in the design, fabrication, management and service of custom exhibit spaces for the trade show retail and museum markets. He is CEO of The LGL Group, Inc., a diversified manufacturing company, and CEO and director of M-tron Industries, Inc., an aerospace and defense manufacturing company. Mr. Ferrantino serves on the boards of other funds in the Gabelli Fund Complex. Mr. Ferrantino serves as a director of The LGL Group, Inc., a diversified manufacturing company. He previously served as the Chief Executive Officer and a director of Valpey Fisher Corp., which was sold to CTS Corp. in 2012. He received a Bachelor’s degree in Materials Engineering from Rensselaer Polytechnic Institute and an MBA from Loyola College, Baltimore.
Leslie F. Foley. Ms. Foley is an attorney currently serving on the Board of the Addison Gallery of American Art at Phillips Academy Andover. She serves on the boards of other funds in the Gabelli Fund Complex. Ms. Foley was previously Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation. She also served in the White House Counsel’s Office as Associate Counsel to President George W. Bush. Earlier in her career, Ms. Foley served as Counsel for O’Melveny and Myers LLP; Managing Director of Fixed Income Legal at Bear, Stearns & Co. Inc.; associate at Dewey Ballantine LLP; and law clerk to Judge Diarmuid F. O’Scannlain of the United States Court of Appeals for the Ninth Circuit. She graduated from Yale University magna cum laude and from the University of Virginia School of Law where she was an editor of the Virginia Law Review.
William F. Heitmann. Mr. Heitmann is a former Managing Director and Senior Advisor of Perlmutter Investment Company, a privately owned real estate investment company. He is Chairman of the Fund’s Audit Committee and has been designated as the Fund’s Audit Committee Financial Expert. Mr. Heitmann serves in comparable roles for another fund in the Fund Complex. For over thirty-five years, Mr. Heitmann served in various capacities at Verizon Communications and its predecessor companies, including as Senior Vice President and Treasurer of Verizon Communications, Vice President of Asset Management, and Treasurer of Bell Atlantic Corporation, and Vice President of Merger Implementation during the Bell Atlantic-NYNEX merger. Additionally, he served as Chairman of the Board for Verizon Capital Corporation, the company’s financial subsidiary. As Senior Vice President of Finance at Verizon, Mr. Heitmann was responsible for leading the Verizon Investment Management Corporation, for which he held the positions of President and Chief Investment Officer. Mr. Heitmann was a director of Syncreon, a contract logistics provider, and was Chairman of its Audit Committee. He was a director of DRS Technologies and Chairman of its audit committee, a director of the Pension Real Estate Association, and member of the Committee for the Investment of Employee Benefit Assets and the Financial Executives Institute, The Pension Manager’s Advisory Committee of the New York Stock Exchange (the “NYSE”), and The Investment Committee of the Society for Neurology. Mr. Heitmann received his Bachelor’s degree in Mechanical Engineering from New Jersey Institute of Technology and his MBA from Rutgers University.
Eileen Cheigh Nakamura. Ms. Nakamura is a retired executive with more than 30 years of experience in the finance and health care industries. Ms. Nakamura held senior management positions at Pfizer, Inc., most recently serving as Vice President / Business Assessment Lead. Ms. Nakamura also serves on several non-profit boards. She received her Bachelor of Arts from Wesleyan University and an MBA from Wharton Business School.
Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of BALMAC International, Inc., a global import/export company, for over twenty years. He serves on the boards of other funds in the Gabelli Fund Complex and as a director of the GAMCO International SICAV. Mr. van Ekris has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former director of an oil and gas operations company. He served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.
Salvatore J. Zizza. Mr. Zizza is the President of Zizza & Associates Corp., a private holding company that invests in various industries. He serves or has served as Chairman to other companies involved in manufacturing, recycling,

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real estate, technology, and pharmaceuticals. In addition to serving on the boards of other funds in the Fund Complex, he is currently member of the Board of Trustees of St. John’s University. He was also the President, Chief Executive Officer, and Chief Financial Officer of a large NYSE-listed construction company. Mr. Zizza received his Bachelor’s degree and M.B.A. in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.
Directors – Leadership Structure and Oversight Responsibilities
Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the Lead Independent Director. The Lead Independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Director any obligations or standards greater than or different from other Directors.
The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises voting and investment responsibilities on behalf of the Fund in selected situations. From time to time the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with trustees or directors of other funds in the Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.
All of the Fund’s Directors, other than Mr. Mario J. Gabelli, Ms. Laura Linehan, and Ms. Agnes Mullady, are Independent Directors and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Directors meet regularly in executive session and chair all committees of the Board.
The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.
The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

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Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director
Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Director and nominee for election as Director.

Name of Director/Nominee	Dollar Range of Equity Securities Held in the Fund*(1)	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies*(1)(2)
INTERESTED DIRECTORS/NOMINEE:
Mario J. Gabelli	E	E
Laura Linehan	A	E
Agnes Mullady	B	E
INDEPENDENT DIRECTORS/NOMINEES:
Elizabeth C. Bogan	A	E
James P. Conn	D	E
Frank J. Fahrenkopf, Jr.	A	E
Michael J. Ferrantino	A	E
Leslie F. Foley	A	B
William F. Heitmann	E	E
Eileen Cheigh Nakamura	E	E
Anthonie C. van Ekris	A	E
Salvatore J. Zizza	E	E
*	Key to Dollar Ranges
A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000
All shares were valued as of December 31, 2025.
(1)
This information has been furnished by each Director and nominee for election as Director as of December 31, 2025. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(2)
The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

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Set forth in the table below is the amount of shares beneficially owned by each Director, nominee for election as Director, and executive officer of the Fund.

Name of Director/Nominee/Officer	Amount and Nature of Beneficial Ownership(1)	Percent of Class of Shares Outstanding(2)
INTERESTED DIRECTORS/NOMINEE:
Mario J. Gabelli	2,403,648 Common Stock(3)	*
	29,000 Series G Preferred(4)	*
	90,000 Series M Preferred(5)	*
	667,500 Series Q Preferred(6)	4.8%
Laura Linehan	0	*
Agnes Mullady	150 Common Stock	*

INDEPENDENT DIRECTORS/NOMINEES:
Elizabeth C. Bogan	0	*
James P. Conn	15,476 Common Stock	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Ferrantino	0	*
Leslie F. Foley	0	*
William F. Heitmann	175,180 Common Stock	*
Eileen Cheigh Nakamura	9,633 Common Stock	*
Anthonie C. van Ekris	0	*
Salvatore J. Zizza	20,796 Common Stock(7)	*
	388 Series H Preferred
	1,000 Series K Preferred(8)	*
EXECUTIVE OFFICERS:
John C. Ball	47 Common Stock	*
Peter Goldstein	0	*
Richard J. Walz	0	*

(1)
This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2025. “Beneficial Ownership” is determined in accordance with Rule 13d-3 of the 1934 Act. Reflects ownership of Common Stock unless otherwise noted.

(2)
An asterisk indicates that the ownership amount constitutes less than 1% of the total shares of such class outstanding. The ownership of the Directors, including nominees for election as Director, and executive officers as a group constitutes - less than 1% of the total Common Stock and 5.7% of the total Preferred Stock outstanding.

(3)
Includes 1,561,972 shares of Common Stock owned by Mario J. Gabelli and 841,676 shares of Common Stock owned by GGCP, Inc., (GGCP), of which Mr. Gabelli is the Chief Executive Officer, a director, and the controlling shareholder.

(4)	Includes 29,000 shares of Series G Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder.
(5)
Includes 20,000 shares of Series M Preferred owned by Associated Capital Group, Inc. (ACG), of which Mr. Gabelli is the Executive Chair and controlling shareholder; 40,000 shares of Series M Preferred Stock owned by GAMCO Investors, Inc. (GAMCO), of which Mr. Gabelli is the Chairman, Chief Executive Officer, and controlling shareholder and 30,000 Series M Preferred Stock owned by Gabelli Foundation, Inc. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

(6)
Includes 167,500 shares of Series Q Preferred Stock owned by Mario J. Gabelli and 500,000 shares of Series Q Preferred Stock owned by GAMCO Investors, Inc. (GAMCO), of which Mr. Gabelli is the Chairman, Chief Executive Officer, and controlling shareholder. Mr. Gabelli has less than a 100% interest in each of these entities and disclaims beneficial ownership of the shares owned by these entities which are in excess of his indirect pecuniary interest.

(7)	Includes 4,330 Common Stock owned by Mr. Zizza’s spouse.
(8)	All 1,000 Series K Preferred Stock are owned by Mr. Zizza’s spouse.

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Set forth in the table below is the amount of interests beneficially owned by each Independent Director, nominee for election as an Independent Director or his or her family member, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Director/Nominee	Name of Owner and Relationships to Director/Nominee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
James P. Conn	Same	PMV Consumer Acquisitions Corp.	Warrants	$4	*
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,852,914	2.01%
Salvatore J. Zizza	Same	Gabelli Associates Fund	Limited Partner Interests	$3,027,660	1.98%
Salvatore J. Zizza	Same	Gabelli Performance Partnership L.P.	Limited Partner Interests	$422,118	*

(1)	This information has been furnished as of December 31, 2025.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.
The Fund pays each Independent Director and certain Interested Directors an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Director who is not employed by the Adviser is reimbursed by the Fund for any out-of-pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman and the Lead Independent Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2025, amounted to $244,167. During the fiscal year ended December 31, 2025, the Directors of the Fund met four times, all of which were regular quarterly Board meetings. Each Director then serving in such capacity attended at least 75% of the Board meetings and of any committee of which he or she is a member.
The Audit Committee and Audit Committee Report
The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of: (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 11, 2026. The Audit Charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com/funds/closed-end-funds/corporate-governance/.
Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.
In performing its oversight function, at a meeting held on February 5, 2026, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers, the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025, the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2025, and the conduct of the audit of such financial statements.

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In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers as required by Public Company Accounting Oversight Board (“PCAOB”) auditing standards and rules. The Audit Committee also received from PricewaterhouseCoopers the written disclosures and statements required by the SEC’s independence rules, delineating relationships between PricewaterhouseCoopers and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers as the independent registered public accounting firm.
As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.
The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with U.S. generally accepted accounting principles.
Based on its consideration of the audited financial statements and the discussions referred to above with management and PricewaterhouseCoopers, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2025.
Submitted by the Audit Committee of the Fund’s Board of Directors
William F. Heitmann, Chairman
James P. Conn
Salvatore J. Zizza
February 5, 2026
The Audit Committee met two times during the fiscal year ended December 31, 2025. The Audit Committee is currently composed of three of the Fund’s Independent Directors, namely Messrs. Heitmann (Chairman), Conn, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate. Mr. Heitmann has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K.
Nominating Committee
The Board of Directors has a Nominating Committee composed of two Independent Directors, Messrs. Fahrenkopf (Chairman) and Zizza. Each Nominating Committee Member is an Independent Director as determined under guidelines of the NYSE. The Nominating Committee met once during the fiscal year ended December 31, 2025. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by stockholders if a vacancy were to exist. In considering candidates submitted by stockholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of stockholders. The Nominating Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information in addition to any information required by the Fund’s By-Laws:
•	The name of the stockholder and evidence of the stockholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;

14

•
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund, and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and

•	If requested by the Nominating Committee, a completed and signed director’s questionnaire.
In addition, the Nominating Committee may request any additional information it deems necessary, relevant, or desirable to discharge its responsibility to review the qualifications, skills, qualities, and other relevant factors of any director nominee recommended by a stockholder, and stockholders recommending a director candidate for nomination by the Nominating Committee are encouraged to provide all other information that would be required to be submitted under the Fund’s Articles of Incorporation and By-Laws in the event such stockholders were nominating such director candidate for election on their own.
The stockholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422, and must be received by the Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of stockholders or, if the meeting has moved by more than 30 days, a reasonable amount of time before the meeting.
The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.
The Nominating Committee also considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund’s governing documents state that a nominee for Director shall be at least twenty-one years of age and not older than such maximum age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”
The Fund’s Nominating Committee adopted a charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available in the Closed-End Funds – Corporate Governance Section on the Fund’s website at www.gabelli.com/funds/closed-end-funds/corporate-governance/.
Other Board Related Matters
The Board of Directors has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other interested parties.
Receipt of Communications
Stockholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Equity Trust Inc., c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580-1422. Stockholders wishing to communicate electronically with the Board of Directors may do so by sending an email to closedend@gabelli.com.
Forwarding the Communications
All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of

15

advertising, promotions of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.
The Fund does not expect Directors or nominees for election as Director to attend the Meeting. No Director or nominee for election as Director attended the Fund’s annual meeting of stockholders held on May 12, 2025.
The following table sets forth certain information regarding the compensation of the Directors by the Fund and officers, if any, who were compensated by the Fund rather than the Adviser for the year ended December 31, 2025.
COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025

Name of Person and Position	Aggregate Compensation from the Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Directors*
INTERESTED DIRECTORS/NOMINEE:
Mario J. Gabelli	$0	$0 (31)
Chairman and Chief Investment Officer
Laura Linehan	$23,000	$23,000 (1)
Director
Agnes Mullady	$23,000	$133,000 (14)
Director
INDEPENDENT DIRECTORS/NOMINEES:
Elizabeth C. Bogan	$23,000	$152,500 (12)
Director
James P. Conn	$28,000	$291,000 (23)
Director
Frank J. Fahrenkopf, Jr.	$25,000	$160,000 (11)
Director
Michael J. Ferrantino	$23,000	$38,500 (7)
Director
Leslie F. Foley	$23,000	$92,500 (16)
Director
William F. Heitmann	$29,000	$49,767 (4)
Director
Eileen Cheigh Nakamura	$21,167	$60,933 (4)
Director
Anthonie C. van Ekris**	$0	$208,325 (23)
Director
Salvatore J. Zizza	$26,000	$328,750 (35)
Director
OFFICER:
Molly A.F. Marion	$77,391
Vice President and Ombudsman

*
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2025, by investment companies (including the Fund) or portfolios that are part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios.

**	Mr. van Ekris was appointed to the Board on February 11, 2026.

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Required Vote
The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a majority of the applicable class or classes of shares of the Fund present or represented by proxy at the Meeting, provided a quorum is present.
THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH APPLICABLE NOMINEE.
ADDITIONAL INFORMATION
Independent Registered Public Accounting Firm
PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.
Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2024 and 2025, respectively.

Fiscal Year Ended December 31	Audit Fees	Audit Related Fees	Tax Fees*	All Other Fees
2024	$57,519	$13,500	$5,480	—
2025	$58,670	—	$5,590	—

*	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.
The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his/her decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2024 and December 31, 2025, were pre-approved by the Audit Committee.
For the fiscal years ended December 31, 2024 and 2025, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any Covered Services Provider.
The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Adviser or Covered Service Providers that were not pre-approved was compatible with maintaining PricewaterhouseCoopers’ independence.

17

The Investment Adviser and Administrator
Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934 (“1934 Act”) and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of Forms 3 and 4 and amendments thereto filed electronically with the SEC during the fiscal year ended December 31, 2025, the Fund believes that during that year such persons complied with all such applicable filing requirements, with the exception of Ms. Nakamura who filed one late Form 3 filing.
Broker Non-Votes and Abstentions
For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions (or “withheld votes” with respect to the election of Directors) and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, stockholders are urged to forward their voting instructions promptly.
Because the Fund requires the affirmative vote of a majority of the shares present to elect each nominee for Director, abstentions and broker non- votes, if any, will not be counted as votes cast, but will have no effect on the result of the vote. Abstentions and any broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.
Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the NYSE, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. A properly executed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner’s shares should be voted on Proposal 1 may be deemed an instruction to vote such shares in favor of the proposal.
Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semiannual Report for the six months ended June 30, 2026.
“Householding”
Please note that only one document (i.e., an annual or semiannual report, or set of proxy soliciting materials) may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of a document, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.
Maryland Control Share Acquisition Act
On February 16, 2023, the Fund elected, by resolution unanimously adopted by the Board of the Fund in accordance with Section 3-702(c)(4) of the MGCL, to be subject to the Maryland Control Share Acquisition Act (the “Control Share Act”), effective immediately. The Control Share Act only applies to acquisitions of Fund shares on or after February 16, 2023.

18

Under the MGCL, the Control Share Act provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers, or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. In connection with the Fund’s election to be subject to the Control Share Act, the Fund’s Board of Directors amended the Fund’s bylaws to exempt the Fund’s preferred stock from the Control Share Act. This exemption applies to the Fund’s outstanding preferred stock and to any preferred stock it may issue in the future.
The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long- term investors.
The foregoing is only a summary of the material terms of the Control Share Act. Shareholders should consult their own counsel with respect to the application of the Control Share Act to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions which have held that control share acquisition provisions in funds’ governing documents are not consistent with the 1940 Act. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.
OTHER MATTERS TO COME BEFORE THE MEETING
The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

19

STOCKHOLDER NOMINATIONS AND PROPOSALS
All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders to be held in 2027 (the “2027 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2027 proxy statement and proxy relating to that meeting no later than December 2, 2026. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.
The Fund’s By-Laws require stockholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Stockholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2027 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on November 2, 2026 and no later than 5:00 p.m. Eastern time on December 2, 2026; provided, however, that if the 2027 Annual Meeting is to be held on a date that is earlier than April 11, 2027 or later than June 10, 2027, such notice must be delivered to the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement (as defined in the By-Laws) of the date of the 2027 Annual Meeting was first made. Any such notice by a stockholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the stockholder proposes to bring before the 2027 Annual Meeting.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
STOCKHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
April 1, 2026

20

(This Page Intentionally Left Blank.)

GAB-PS-2026

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90877-P45370

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI EQUITY TRUST INC.
COMMON STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect three (3) Directors of the Fund:

Nominees:

01) Laura Linehan
02) Anthonie C. van Ekris
03) Salvatore J. Zizza

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

V90878-P45370

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund at an in-person meeting being held at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830, on Monday, May 11, 2026 at 9:00 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominee as Director and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90879-P45370

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI EQUITY TRUST INC.
SERIES G PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Laura Linehan
02) Anthonie C. van Ekris
03) Salvatore J. Zizza
04) Frank J. Fahrenkopf, Jr

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

V90880-P45370

THE GABELLI EQUITY TRUST INC.

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Mario J. Gabelli, Peter D. Goldstein and John C. Ball, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Equity Trust (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund at an in-person meeting being held at Indian Harbor Yacht Club, 710 Steamboat Road, Greenwich, Connecticut 06830, on Monday, May 11, 2026 at 9:00 a.m. ET, and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, he proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted **FOR** the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90879-P45370

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI EQUITY TRUST INC.
SERIES H PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Laura Linehan
02) Anthonie C. van Ekris
03) Salvatore J. Zizza
04) Frank J. Fahrenkopf, Jr

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90879-P45370

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI EQUITY TRUST INC.
SERIES K PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Laura Linehan
02) Anthonie C. van Ekris
03) Salvatore J. Zizza
04) Frank J. Fahrenkopf, Jr

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

SCAN TO
VIEW MATERIALS & VOTE

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90879-P45370

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI EQUITY TRUST INC.
SERIES M PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Laura Linehan
02) Anthonie C. van Ekris
03) Salvatore J. Zizza
04) Frank J. Fahrenkopf, Jr

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

SCAN TO
VIEW MATERIALS & VOTE

GABELLI FUNDS
ONE CORPORATE CENTER
RYE, NY 10580-1334

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90879-P45370

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE GABELLI EQUITY TRUST INC.
SERIES Q PREFERRED STOCKHOLDER

A Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.

1. To elect four (4) Directors of the Fund:

Nominees:

01) Laura Linehan
02) Anthonie C. van Ekris
03) Salvatore J. Zizza
04) Frank J. Fahrenkopf, Jr

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date